UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2018

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 15, 2018. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Matters voted upon were (i) the election of nine directors; (ii) the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and (iii) an advisory vote to approve named executive officer compensation as described in the Proxy Statement. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set out below.

1. Proposal One: Election of Directors. All nine nominees for director listed in the Proxy Statement were elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Robert E. Brunner	94,682,202	2,672,155	315,328	17,846,664
Robert G. Culp, III	94,562,915	2,904,924	201,846	17,846,664
R. Ted Enloe, III	82,214,997	15,318,522	136,166	17,846,664
Manuel A. Fernandez	94,986,548	2,349,906	333,231	17,846,664
Matthew C. Flanigan	89,840,995	7,678,140	150,550	17,846,664
Karl G. Glassman	94,159,263	3,389,367	121,055	17,846,664
Joseph W. McClanathan	91,199,579	6,344,653	125,453	17,846,664
Judy C. Odom	91,156,563	6,399,732	113,390	17,846,664
Phoebe A. Wood	92,652,183	4,895,888	121,614	17,846,664

2. Proposal Two: Ratification of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
112,170,048	3,191,602	154,699	N/A

3. Proposal Three: Advisory Vote to Approve Named Executive Officer Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation and Related Matters” section of the Company’s Proxy Statement (commonly known as “Say-on-Pay”) consisted of the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
92,956,375	4,231,896	481,264	17,846,814

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 17, 2018	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary

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